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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Administaff, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Douglas S. Sharp, Vice President of Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Douglas S. Sharp
--------------------------------
Douglas S. Sharp
Vice President of Finance, Chief Financial Officer and Treasurer
February 25, 2004